AMSOUTH FUNDS

                        SUPPLEMENT DATED OCTOBER 1, 2003
                     TO PROSPECTUSES DATED DECEMBER 1, 2002


THIS SUPPLEMENT PROVIDES THE FOLLOWING UPDATED INFORMATION:


U.S. TREASURY FUND REORGANIZATION

     CLASS A SHARES AND CLASS B SHARES PROSPECTUS, CLASS I SHARES PROSPECTUS
                        AND MONEY MARKET FUNDS PROSPECTUS

      At a meeting held on September 23, 2003, the AmSouth Funds board of trustees ("Trustees") approved a Plan of Reorganization and Termination under which the AmSouth U.S. Treasury Money Market Fund ("U.S. Treasury Fund") would transfer its assets to the AmSouth Treasury Reserve Money Market Fund ("Treasury Reserve Fund") in exchange for Treasury Reserve Fund's shares and its assumption of U.S. Treasury Fund's liabilities. The merger is expected to become effective on November 28, 2003. On that date, shareholders of the U.S. Treasury Fund will receive shares of the Treasury Reserve Fund in exchange for their U.S. Treasury Fund shares and the U.S. Treasury Fund will cease operations.

      The merger was proposed by AmSouth Investment Management Company, LLC and unanimously approved by the Trustees as in the best interests of both the U.S. Treasury Fund and Treasury Reserve Fund and of each Fund's respective shareholders.

      The merger is expected to be a tax-free transaction. This means that neither the U.S. Treasury Fund nor Treasury Reserve Fund will recognize any gain or loss, and the U.S. Treasury Fund's shareholders will not recognize any gain or loss on their receipt of Treasury Reserve Fund shares, as a direct result of the merger.

      You may continue to buy and redeem U.S. Treasury Fund shares and to exchange your U.S. Treasury Fund Class A and Class I shares, as applicable, for shares of the corresponding class of other AmSouth Funds. When you redeem or exchange your U.S. Treasury Fund shares, you will be subject to federal income tax on any gain you realize. The U.S. Treasury Fund expects to close to new purchases and exchange purchases on November 26, 2003.

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FUND MANAGEMENT

     CLASS A SHARES AND CLASS B SHARES PROSPECTUS, CLASS I SHARES PROSPECTUS
                        AND MONEY MARKET FUNDS PROSPECTUS

TRANSFER OF INVESTMENT ADVISORY SERVICES

      AmSouth Bank has reorganized its investment advisory business to transfer the investment advisory services provided by AmSouth Investment Management Company, LLC ("AIMCO") to AmSouth Asset Management Inc. ("AAMI"), each a separate, wholly owned subsidiary of AmSouth Bank. As part of the reorganization, AIMCO's investment advisory agreement with AmSouth Funds ("Trust") and each related investment sub-advisory agreement will be transferred from AIMCO to AAMI. The Trustees approved the transfer of AIMCO's agreements to AAMI at a meeting held on September 23, 2003. Accordingly, on October 1, 2003, AAMI will succeed AIMCO as the investment advisor to the Funds. The management and investment personnel of AIMCO that provided investment management services to AmSouth Funds will continue to do so as the personnel of AAMI. All references to the Advisor or AIMCO in the Prospectuses now refer to AAMI.

      Under the section entitled "The Investment Advisor" on page 78 of the Class A Shares and Class B Shares Prospectus, page 92 of the Class I Shares Prospectus, and page 25 of the Money Market Funds Prospectus, the first paragraph is deleted and replaced in its entirety with the following:

           AmSouth Asset Management Inc. ("AAMI" or the "Advisor"), 1901 6th Avenue North, Suite 620, Birmingham, Alabama 35203, is the investment adviser for the Funds. As of July 31, 2003, AAMI had over $2 billion in assets under management. On October 1, 2003, AmSouth Bank reorganized its investment advisory business to transfer the investment advisory services provided by AmSouth Investment Management Company, LLC ("AIMCO") to AAMI. Each of AAMI and AIMCO is a separate, wholly owned subsidiary of AmSouth Bank.. As a result of the reorganization, AAMI replaced AIMCO as the investment advisor to the Funds. Prior to October 1, 2003, AAMI was named Five Points Capital Investment Advisors.

           AmSouth Bank has provided investment management services through its Trust Investment Department since 1915 and is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests. As of July 31, 2003, AmSouth Bank had $13.9 billion in assets under discretionary management and provided custody services for an additional $10.6 billion in securities. AmSouth Bank is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-South region. AmSouth Bancorporation reported assets as of July 31, 2003 of $43.7 billion and operated more than 600 banking offices in Alabama, Florida, Georgia, Louisiana, Mississippi and Tennessee.

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

      Under the section entitled "Investment Sub-Advisors," both paragraphs under the subsection entitled "Value Fund, Large Cap Fund, Capital Growth Fund and Bond Fund" on page 79 of the Class A Shares and Class B Shares Prospectus and page 93 of the Class I Shares Prospectus have been deleted in their entirety.

SHAREHOLDER INFORMATION

      Under the section entitled "Purchasing and Adding To Your Shares" on page 87 of the Class A Shares and Class B Shares Prospectus, the text box setting forth the investment minimums is deleted in its entirety and replaced with the following:


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     ACCOUNT TYPE                  MINIMUM INITIAL     MINIMUM SUBSEQUENT
                                      INVESTMENT           INVESTMENT
     -----------------------------------------------------------------------
     Class A or Class B
     -----------------------------------------------------------------------
     Regular                            $1,000                  $0
     -----------------------------------------------------------------------
     Automatic Investment Plan            $250                $100
     -----------------------------------------------------------------------


         SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.

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